                                                           EXHIBIT 10.1

                          MORRISON KNUDSEN CORPORATION

                           INDEMNIFICATION AGREEMENTS


                  NAME                              DATE OF AGREEMENT
         David H. Batchelder                        September 12, 1996
         Reed N. Brimhall                           April 19, 1999
         Anthony S. Cleberg                         May 5, 1997
         Frank S. Finlayson                         July 29, 1997
         Leo A. Giacometto                          September 20, 1999
         Stephen G. Hanks                           September 12, 1996
         Alvia L. Henderson                         September 12, 1996
         Leonard R. Judd                            September 12, 1996
         Vincent L. Kontny                          April 14, 2000
         Roger J. Ludlam                            February 1, 1999
         Robert S. Miller, Jr.                      September 12, 1996
         David L. Myers                             July 7, 2000
         Dorn Parkinson                             September 12, 1996
         Terry W. Payne                             September 12, 1996
         John D. Roach                              September 12, 1996
         Ambrose L. Schwallie                       August 6, 1999
         Dennis R. Washington                       September 12, 1996
         Robert C. Wiesel                           July 7, 2000
         Thomas H. Zarges                           September 12, 1996